Nationwide Life Insurance Company: • Nationwide Variable Account - 4

Prospectus supplement dated February 25, 2010

to Prospectus dated May 1, 2000

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.  Effective April 30, 2010, the following underlying mutual fund will be available in your contract:

Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I
Investment Adviser:                                                Nationwide Fund Advisors
Sub-adviser:                                                              Federated Investment Management Company
Investment Objective:	The fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.

2.  On February 9, 2010, the Board of Trustees of the Legg Mason Partners Variable Income Trust voted to liquidate the Legg Mason Partners Variable Income Trust: Legg Mason Western Asset Variable Money Market Portfolio, effective on or about April 30, 2010.

Effective April 30, 2010, this underlying mutual fund will no longer be available to receive transfers or new purchase payments.

Any account value allocated to this fund will be transferred to the Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I on April 30, 2010.